                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2899

                               SCUDDER TARGET FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Target 2012 Fund

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
	6-Month++	1-Year	3-Year	5-Year	10-Year
Scudder Target 2012 Fund	8.41%	12.01%	.90%	2.59%	6.66%
S&P 500 Index+	15.23%	34.57%	-4.58%	-1.02%	10.90%
Lehman Brothers Government Bond Index++	3.88%	3.46%	6.90%	6.31%	6.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Net Asset Value: 1/31/04	$ 8.87
7/31/03	$ 8.41
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .24

Lipper Rankings - Balanced Target Maturity Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	50	22
3-Year	14	of	19	70
5-Year	6	of	9	60
10-Year	3	of	5	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Target 2012 Fund [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2012 Fund	Growth of $10,000	$10,641	$9,758	$10,798	$18,102
	Average annual total return	6.41%	-.81%	1.55%	6.11%
S&P 500 Index+	Growth of $10,000	$13,457	$8,687	$9,499	$28,131
	Average annual total return	34.57%	-4.58%	-1.02%	10.90%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,346	$12,216	$13,582	$19,065
	Average annual total return	3.46%	6.90%	6.31%	6.67%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of Scudder Target 2012 Fund for the six-month period ended January 31, 2004.

Q: How would you characterize the market environment during the period?

A: An exceptionally low interest rate environment and the Federal Reserve Board's ability to dispel worry about rising rates propelled the equity markets, which logged strong gains during the period. The stock market, as represented by the Standard & Poor's 500 index (S&P 500), gained 15.23%.1 Small-company stocks remained potent, again outpacing their large-company counterparts. Lesser-quality issues thrived in an environment of speculation. And investors continued to move out of bonds, or "fixed-income" investments, and into stocks, or "equities."

1 The Standard & Poor's 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns represent reinvestment of all distributions. It is not possible to invest directly in an index.

With the notable exception of September, economic recovery continued throughout the third quarter of 2003. During that month, the markets suffered a temporary setback due to weaker-than-expected economic data (including higher jobless claims - an indicator of unemployment), the Bush administration's increasing budget estimates for the rebuilding of Iraq, and New York State Attorney General Eliot Spitzer's investigation into malfeasance at the New York Stock Exchange and within various mutual fund complexes.

Fourth-quarter performance stabilized as leading economic indicators (those suggesting the direction of the economy) continued to improve. Jobless claims began to moderate, and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than economists had forecasted.

Strong moves in economically sensitive industries, such as technology, helped ring in the New Year. The market reversed in mid-January after the Federal Reserve Board announced that it might raise interest rates sooner than expected.

Q: How did the fund perform?

A: For the six months ended January 31, 2004, Scudder Target 2012 Fund posted a total return of 8.41% (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Please see pages 3 through 4 for complete performance information. Past performance is no guarantee of future results). This compares with gains of 15.23% by the S&P 500 (the fund's equity benchmark) and 3.88% by the Lehman Brothers Government Bond Index (the fund's bond benchmark) for the same period.2

2 The Lehman Brothers Government Bond Index is a market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns do not reflect fees or expenses. It is not possible to invest directly in an index.

The fund's equity performance benefited from overweight positions - proportionately larger holdings than the benchmark - in the technology and industrials sectors. A comparative underweight in smaller, lower-quality names (those with perceived drawbacks that could affect future earnings growth) that proved to be good performers for the period caused the fund to lag the S&P 500 overall. Consistent with its design, the fund's equity performance accounted for the lion's share of total return, while the fund's fixed-income holdings (bonds) helped mitigate volatility throughout the period.

Q: What were the most important contributors to the fund's performance?

A: The technology and industrials sectors were the strongest performing of the portfolio. Four of the fund's top contributors during the period were technology or industrial stocks: Texas Instruments, Inc., United Technologies Corp., Cisco Systems, Inc. and General Electric Co.

In the fourth quarter of 2002, we increased the fund's overweight in the industrial sector based on the belief that our selections would be helped from a continued economic recovery, with rising margins and accelerating earnings. The fund benefited from this thinking in 2003, as the share prices of holdings including United Technologies Corp., 3M Co., Parker-Hannifin Corp. and Deere & Co. rose on better-than-expected earnings. While valuations in these sectors generally appear to be fair today, their brisk rise during 2003 is reason for caution and careful individual analysis.

Stock selection in the telecommunications sector also aided performance. The fund's position in AT&T Wireless Services, Inc. rallied in January following reports that the company was in discussions to be acquired. We trimmed shares of AT&T Wireless Services, Inc., given the recent strength in the stock, and are monitoring the situation closely.

Q: What, if anything, detracted from performance?

A: While the stock market rebound in 2003 was broad-based, as we mentioned earlier, the strongest performance came from smaller, lower-quality names. These higher-risk stocks had suffered the deepest declines in previous years. Because our investment discipline and the risk profile of the fund dictates that the fund focus on large-company, higher-quality stocks in general, the fund lacked exposure to these higher-risk stocks and was unable to capture the gains of this top-performing group.

Although the fund benefited from an underweight position vs. the benchmark in the consumer staples sector, the absence of tobacco holdings and the poor performance of Avon Products, Inc. detracted from relative performance. Shares of Avon Products, Inc., which had performed strongly up until December of 2003, declined on the belief by some investors that there is a potential for an earnings shortfall in the coming year.

Within the consumer discretionary sector, the fund was overweight in media, which lagged the market fairly significantly. A precipitous decline in television ratings beginning with the fall season and concern about the impact of digital video recorders on advertising spending drove down many media names with exposure to broadcast television. Viacom, Inc., notably, suffered declines.

In the financial sector, robust gains from the fund's overweight position in stocks sensitive to movement in the capital markets, such as Morgan Stanley and Lehman Brothers Holdings, Inc., were not enough to offset the underperformance of some individual holdings vs. their peers. For example, Bank of America Corp. dipped significantly after it announced plans to acquire FleetBoston Financial Corp. at a sizable premium. The bank lost ground to peers, including FleetBoston - a benchmark holding that the fund did not own - and other regional banks (also not owned by the portfolio) that made strides based on their potential for further mergers. The fund purchased Wachovia Corp., a promising retail bank and brokerage business, and US Bancorp - a large bank with well-diversified businesses that we believe will benefit from an expected uptick in commercial lending in 2004.

Outside of commercial banking, the fund's position in Marsh & McLennan also proved detrimental, when state and federal regulators accused its subsidiary Putnam Investments of civil securities fraud. The fund has since removed it from the portfolio and added to the fund's position in multi-line insurer American International Group, Inc.

Q: Will you describe your stock selection process?

A: We employ a three-step investment process to build a well-diversified portfolio of large capitalization stocks. First, we use a quantitative screen to sort through a universe of large-cap stocks to find those with attractive valuations: low price-to-earnings, low price-to-cash flow and other measures, such as the direction of earnings revisions. We compare our quantitative work with the fundamental analysis done by a team of in-house equity analysts. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and, in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques to manage the fund's volatility vs. the fund's equity benchmark - the S&P 500.

Q: The fund invests primarily in stocks, but also holds a position in zero-coupon bonds. Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: Do you have any other comments for shareholders?

A: Our portfolio management team remains focused on building a well-diversified portfolio. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover stocks most likely to outperform the broader market.

As always, we thank our shareholders for their commitment to the fund. We look forward to continuing to serve you and to help you accomplish your long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03

US Government Backed	67%	68%
Common Stocks	33%	31%
Cash Equivalents	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and US Government Backed)	1/31/04	7/31/03

Information Technology	22%	19%
Financials	19%	19%
Health Care	14%	16%
Industrials	13%	13%
Consumer Discretionary	12%	13%
Consumer Staples	8%	9%
Energy	5%	4%
Telecommunication Services	3%	4%
Materials	2%	2%
Utilities	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004 (10.5% of Portfolio)
1. Citigroup, Inc. Provider of diversified financial services	1.4%
2. General Electric Co. Industrial conglomerate	1.3%
3. Microsoft Corp. Developer of computer software	1.2%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.1%
5. Morgan Stanley Provider of investment banking and brokerage services	1.1%
6. ExxonMobil Corp. Explorer and producer of oil and gas	1.0%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.0%
8. Cisco Systems, Inc. Developer of computer network products	0.9%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	0.8%
10. 3M Co. Manufacturer and provider of various services and equipment	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources page for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 33.0%
Consumer Discretionary 3.8%
Internet & Catalog Retail 0.2%
InterActiveCorp.*	4,200	136,080
Media 1.9%
Comcast Corp. "A"*	9,900	326,205
Interpublic Group of Companies, Inc.	15,500	256,370
Time Warner, Inc.*	31,200	548,184
Viacom, Inc. "B"	12,470	502,541
		1,633,300
Multiline Retail 0.5%
Kohl's Corp.*	2,300	101,890
Target Corp.	8,300	315,068
		416,958
Specialty Retail 1.2%
Home Depot, Inc.	7,600	269,572
Staples, Inc.	17,100	455,031
The Gap, Inc.	18,000	334,440
		1,059,043
Consumer Staples 2.5%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	8,500	431,120
PepsiCo, Inc.	5,550	262,293
		693,413
Food & Drug Retailing 0.7%
Safeway, Inc.*	9,200	207,828
Wal-Mart Stores, Inc.	7,100	382,335
		590,163
Food Products 0.3%
Hershey Foods Corp.	3,500	264,285
Household Products 0.2%
Clorox Co.	2,800	136,864
Personal Products 0.5%
Avon Products, Inc.	6,700	424,244
Energy 1.7%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	4,500	157,860
Oil & Gas 1.5%
ChevronTexaco Corp.	3,300	284,955
Devon Energy Corp.	2,600	146,796
ExxonMobil Corp.	21,824	890,201
		1,321,952
Financials 6.3%
Banks 1.6%
Bank of America Corp.	7,600	619,096
Mellon Financial Corp.	6,600	215,886
US Bancorp.	7,300	206,371
Wachovia Corp.	6,100	282,064
		1,323,417
Diversified Financial Services 3.1%
Citigroup, Inc.	23,333	1,154,517
Fannie Mae	2,700	208,170
Lehman Brothers Holdings, Inc.	4,400	361,240
Morgan Stanley	16,100	937,181
		2,661,108
Insurance 1.6%
AMBAC Financial Group, Inc.	3,100	231,787
American International Group, Inc.	6,925	480,941
Hartford Financial Services Group, Inc.	5,300	341,002
MetLife, Inc.	9,500	318,725
		1,372,455
Health Care 4.6%
Biotechnology 0.7%
Amgen, Inc.*	9,800	632,002
Health Care Equipment & Supplies 0.8%
Biomet, Inc.	8,700	336,342
Guidant Corp.	5,300	338,564
		674,906
Health Care Providers & Services 0.5%
Caremark Rx, Inc.*	8,800	235,400
WellPoint Health Networks, Inc.*	1,400	147,000
		382,400
Pharmaceuticals 2.6%
Allergan, Inc.	1,700	140,845
Eli Lilly & Co.	5,000	340,200
Johnson & Johnson	9,888	528,217
Pfizer, Inc.	26,350	965,201
Wyeth	5,800	237,510
		2,211,973
Industrials 4.3%
Aerospace & Defense 1.4%
Honeywell International, Inc.	9,500	343,140
United Technologies Corp.	9,000	859,860
		1,203,000
Industrial Conglomerates 2.0%
3M Co.	8,000	632,720
General Electric Co.	31,700	1,066,071
		1,698,791
Machinery 0.9%
Deere & Co.	5,000	313,000
Parker-Hannifin Corp.	9,000	494,910
		807,910
Information Technology 7.2%
Communications Equipment 1.3%
Cisco Systems, Inc.*	29,600	758,944
Nokia Oyj (ADR)	15,300	316,098
		1,075,042
Computers & Peripherals 1.8%
Dell, Inc.*	9,400	314,618
EMC Corp.*	37,200	522,288
International Business Machines Corp.	5,800	575,534
Lexmark International, Inc.*	2,000	165,780
		1,578,220
Internet Software & Services 0.2%
Yahoo!, Inc.*	3,000	140,550
Semiconductors & Semiconductor Equipment 1.5%
Altera Corp.*	15,900	356,001
Intel Corp.	9,700	296,820
Texas Instruments, Inc.	20,700	648,945
		1,301,766
Software 2.4%
Microsoft Corp.	37,300	1,031,345
Oracle Corp.*	37,000	510,970
Symantec Corp.*	9,400	364,720
VERITAS Software Corp.*	4,300	141,298
		2,048,333
Materials 0.8%
Chemicals 0.5%
E.I. du Pont de Nemours & Co.	5,000	219,500
Monsanto Co.	6,600	201,894
		421,394
Paper & Forest Products 0.3%
International Paper Co.	5,200	219,804
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.7%
ALLTEL Corp.	5,100	248,268
Verizon Communications, Inc.	9,500	350,170
		598,438
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	32,700	361,335
Utilities 0.7%
Electric Utilities
Exelon Corp.	4,900	328,202
FPL Group, Inc.	4,300	282,725
		610,927
Total Common Stocks (Cost $22,589,061)		28,157,933

	Principal Amount ($)	Value ($)

US Government Backed 66.8%
US Treasury STRIPs Principal only, 4.659%**, 2/15/2012 (Cost $52,162,761)	79,300,000	57,050,640

	Shares	Value ($)

Cash Equivalents 0.2%
Scudder Cash Management QP Trust 1.09% (b) (Cost $218,058)	218,058	218,058
Total Investment Portfolio - 100.0% (Cost $74,969,880) (a)		85,426,631

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $75,228,598. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $10,198,033. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,641,471 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $443,438.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $74,751,822)	$ 85,208,573
Investment in Scudder Cash Management QP Trust (cost $218,058)	218,058
Total investments in securities, at value (cost $74,969,880)	85,426,631
Receivable for investments sold	100,879
Dividends receivable	18,677
Interest receivable	113
Other assets	2,851
Total assets	85,549,151
Liabilities
Payable for investments purchased	154,359
Payable for Fund shares redeemed	250,172
Accrued management fee	35,939
Other accrued expenses and payables	93,468
Total liabilities	533,938
Net assets, at value	$ 85,015,213
Net Assets
Net assets consist of: Undistributed net investment income	969,316
Net unrealized appreciation (depreciation) on investments	10,456,751
Accumulated net realized gain (loss)	(5,836,281)
Paid-in capital	79,425,427
Net assets, at value	$ 85,015,213
Net Asset Value
Net Asset Value and redemption price per share ($85,015,213 / 9,583,681 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 187,855
Interest	1,404,477
Interest - Scudder Cash Management QP Trust	1,378
Total Income	1,593,710
Expenses: Management fee	214,555
Services to shareholders	41,082
Custodian fees	2,591
Administrative fee	28,402
Distribution service fees	99,963
Auditing	9,840
Legal	548
Trustees' fees and expenses	10,460
Reports to shareholders	7,749
Other	6,766
Total expenses, before expense reductions	421,956
Expense reductions	(12)
Total expenses, after expense reductions	421,944
Net investment income (loss)	1,171,766
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	573,594
Net unrealized appreciation (depreciation) during the period on investments	5,178,800
Net gain (loss) on investment transactions	5,752,394
Net increase (decrease) in net assets resulting from operations	$ 6,924,160

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 1,171,766	$ 2,320,302
Net realized gain (loss) on investment transactions	573,594	(2,316,826)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,178,800	4,795,593
Net increase (decrease) in net assets resulting from operations	6,924,160	4,799,069
Distributions to shareholders from: Net investment income	(2,301,519)	(1,500,583)
Fund share transactions: Proceeds from shares sold	-	14,377,189
Reinvestment of distributions	2,231,504	1,453,228
Cost of shares redeemed	(6,387,639)	(8,416,115)
Net increase (decrease) in net assets from Fund share transactions	(4,156,135)	7,414,302
Increase (decrease) in net assets	466,506	10,712,788
Net assets at beginning of period	84,548,707	73,835,919
Net assets at end of period (including undistributed net investment income of $969,316 and $2,099,069, respectively)	$ 85,015,213	$ 84,548,707
Other Information
Shares outstanding at beginning of period	10,057,229	9,138,023
Shares sold	-	1,746,822
Shares issued to shareholders in reinvestment of distributions	259,177	178,529
Shares redeemed	(732,725)	(1,006,145)
Net increase (decrease) in Fund shares	(473,548)	919,206
Shares outstanding at end of period	9,583,681	10,057,229

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.08	$ 9.08	$ 11.09	$ 10.62	$ 10.52
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.23	.28	.31	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.58	.25	(.82)	(1.04)	.77	.82
Total from investment operations	.70	.48	(.54)	(.73)	1.09	1.14
Less distributions from: Net investment income	(.24)	(.15)	(.33)	(.38)	(.30)	(.37)
Net realized gains on investment transactions	-	-	(.13)	(.90)	(.32)	(.67)
Total distributions	(.24)	(.15)	(.46)	(1.28)	(.62)	(1.04)
Net asset value, end of period	$ 8.87	$ 8.41	$ 8.08	$ 9.08	$ 11.09	$ 10.62
Total Return (%)[c]	8.41**	6.00	(6.09)	(6.84)	10.49	11.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	85	74	93	112	117
Ratio of expenses before expense reductions (%)	.98*	.97	.94	1.00[d]	.94	1.04
Ratio of expenses after expense reductions (%)	.98*	.97	.94	.98[d]	.93	1.04
Ratio of net investment income (loss) (%)	2.73*	2.76	3.32	3.13	2.95	3.06
Portfolio turnover rate (%)	10*	16	107	53	40	44
[a] For the six months ended January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .97% and .97%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Target 2012 Fund (the "Fund") is a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (February 15, 2012) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $5,051,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($3,826,000) and July 31, 2011 ($1,225,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through July 31, 2003, the Fund incurred approximately $1,078,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term instruments) aggregated $4,166,266 and $9,876,699, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others (affiliated and non-affiliated) to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.20% of average daily net assets, computed and accrued daily and payable monthly.

For the period from August 1, 2003 through September 30, 2003, the Administrative Fee was $28,402. The Administrative Agreement between the Advisor and the Fund terminated effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through January 31, 2004, the amount charged to the Fund by SISC aggregated $40,590 all of which is unpaid at January 31, 2004.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Service Fee was $99,963 of which $27,822 is unpaid at January 31, 2004 which was equivalent to an annualized effective rate of 0.23% of the Fund's average net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. For the period ended January 31, 2004, the Fund's custody expenses were reduced by $12 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFCX
CUSIP Number	81123E 309
Fund Number	53

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Target 2012 Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Target 2012 Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------